                                                                   EXHIBIT 10.43

                                     WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                                 CONDUCTUS, INC.
                             A DELAWARE CORPORATION


THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT OR THE WARRANT SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT NO.: PENTECH 1                      ISSUANCE DATE: SEPTEMBER 1, 2000
             --------------                                -----------------

THIS CERTIFIES THAT, for value received, Pentech Financial Services, Inc. (the "Holder") is entitled to subscribe for a purchase from Conductus, Inc., a Delaware Corporation (the "Company"), 10,000 fully paid and nonassessable shares (as adjusted pursuant to Section 2 hereof) (the "Warrant Shares") of Common Stock of the Company ("Common Stock") at the purchase price of $18.75 per share (as adjusted pursuant to Section 2 hereof) (the "Exercise Price"), upon the terms and subject to the conditions hereinafter set forth:

1.   EXERCISE RIGHTS.

     (a) CASH EXERCISE. The purchase rights represented by this Warrant may be exercised by the Holder at any time and from time to time during the term hereof, in whole or in part, by delivery to the principal offices of the Company of this Warrant and a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit "A" hereto, accompanied by payment to the Company of an amount equal to the Exercise Price then in effect multiplied by the number of Warrant Shares to be purchased by the Holder in connection with such cash exercise of this Warrant, which amount may be paid, at the election of the Holder, by wire transfer or delivery of a certified check payable to the order of the Company.

     (b)   NET ISSUE EXERCISE.

           (I) In lieu of exercising the purchase rights represented by this Warrant on a cash basis pursuant to Section 1(a) hereof, the Holder may elect to exercise such rights represented by this Warrant at any time and from time to time during the term hereof, in whole or in part, on a net-issue basis by electing to receive the number of Warrant Shares which are equal in value to the value of this Warrant (or any portion thereof to be canceled in connection with such net-issue exercise) at the time of any such net-issue exercise, by delivery to the principal offices of the Company of this Warrant and a completed and duly executed Notice of Net-Issue Exercise, in the form attached as Exhibit "B" hereto, properly marked to indicate (A) the number of Warrant Shares to be delivered to the Holder in connection with such net-issue exercise, (B) the number of Warrant Shares with respect to which the Warrant is being surrendered in payment of the aggregate Exercise Price for the

     Warrant Shares to be delivered to the Holder in connection with such net-issue exercise, and (C) the number of Warrant Shares which remain subject to the Warrant after such net-issue exercise, if any (each as determined in accordance with Section1(b)(ii) hereof).

                 (ii) In the event that the Holder shall elect to exercise the rights represented by this Warrant in whole or in part on a net-issue basis pursuant to this Section 1(b) the Company shall issue to the Holder the number of Warrant Shares determined in accordance with the following formula:

                                   X = Y (A-B)
                                       -------
                                          A

                 X = the number of Warrant Shares to be issued to the Holder in connection with such net-issue exercise.

                 Y =  the number of Warrant Shares subject to this Warrant.

                 A =  the Fair Market Value of one share of Common Stock.

                 B = the Exercise Price in effect as of the date of such net-issue exercise (as adjusted pursuant to Section 2 hereof.)

     (c) FAIR MARKET VALUE. For purposes of this Section 1, the "Fair Market Value" of the Stock shall have the following meanings:

                        (i) If the Common Stock is not listed for trading on a national securities exchange or admitted for trading on a national market system, then the Fair Market Value of Common Stock shall be deemed to be the fair market value of Common Stock as determined in good faith from time to time by the Board of Directors of the Company (the "Board of Directors"), and receipt and acknowledgement of this Warrant by the Holder shall be deemed to be an acknowledgement and acceptance of any such determination of the fair market value of Common Stock by the Board of Directors as the final and binding determination of such fair market value of purposes of this Warrant.

                        (ii) If the Common Stock is listed for trading on a national securities exchange or admitted for trading on a national market system, then the Fair Market Value of Common Stock shall be deemed to be the closing price quoted on the principal securities exchange on which the Common Stock is listed for trading, or if not so listed, the average of the closing bid and asked prices for Common Stock quoted on the national market system on which Common Stock is admitted for trading, each as published in the Western Edition of THE WALL STREET JOURNAL, in each case for the ten
     (10) trading days prior to the date of determination of Fair Market Value for Common Stock in accordance herewith.

     (d) ADDITIONAL CONDITIONS TO EXERCISE OF WARRANT. Unless there is a registration statement declared or ordered effective by the Securities and Exchange Commission (the "Commission") under the Securities Act which includes the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant, such rights may not be exercised unless and until:

                 (i) the Company shall have received an Investment Representation Statement in the form attached as Exhibit "C" hereto, certifying that, among other things, the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant are being acquired for investment and not with a view to any sale or distribution thereof; and

                 (ii) each certificate evidencing the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant shall be stamped or imprinted with a legend substantially in the following form:

                 THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT DECLARED OR ORDERED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, OR (ii) IN COMPLIANCE WITH RULE 144, OR (iii) PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH SECURITIES THAT SUCH REGISTRATION OR RULE 144 COMPLIANCE IS NOT REQUIRED UNDER THE SECURITIES ACT AS TO SUCH SALE, OFFER OF SALE, PLEDGE, HYPOTHECATION OR OTHER DISTRIBUTION. THIS CERTIFICATE MUST BE SURRENDERED TO THE ISSUER HEREOF OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE TRANSFER OF ANY INTEREST IN THE SECURITIES REPRESENTED HEREBY.

     (e) FRACTIONAL SHARES. Upon the exercise of the rights represented by this Warrant, the Company shall not be obligated to issue fractional shares of Common Stock, and in lieu thereof, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value per share of Common Stock immediately prior to such exercise multiplied by such fraction (rounded to the nearest cent).

     (f) RECORD OWNERSHIP OF WARRANT SHARES. The Warrant Shares shall be deemed to have been issued, and the person in whose name any certificate representing Warrant Shares shall be issuable upon the exercise of the rights represented by this Warrant (as indicated in the appropriate Notice of Exercise) shall be deemed to have become the holder of record of (and shall be treated for all purposes as the record holder of) the Warrant Shares represented thereby, immediately prior to the close of business on the date or dates upon which the rights represented by this Warrant are exercised in accordance with the terms hereof.

     (g) STOCK CERTIFICATES. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased pursuant hereto shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

     (h) ISSUE TAXES. The issuance of certificates for shares of Common Stock upon the exercise of the rights represented by this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

2.   ADJUSTMENT RIGHTS.

     (a) RIGHT TO ADJUSTMENT. The number of Warrant Shares purchasable upon the exercise of the rights represented by this Warrant, and the Exercise Price therefor, shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

           (i) RECLASSIFICATIONS. In the event of a reclassification of the Common Stock other than by stock split, subdivision, consolidation or combination thereof, the Company shall execute a new Warrant, the terms of which provide that the holder of this Warrant shall have the right to exercise the rights represented by such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price then in effect, in lieu of the shares of Common Stock theretofore issuable upon exercise of the rights represented by this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments, which are as equivalent as practicable to the adjustments provided for in this Section
     2. The provisions of this Section 2(a)(i) shall apply with equal force and effect to all successive reclassifications of the Common Stock.

           (ii) STOCK SPLITS, DIVIDENDS, COMBINATIONS AND CONSOLIDATIONS. In the event of a stock split, stock dividend or subdivision of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such stock split, stock dividend or subdivision shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the date of such stock split, stock dividend or subdivision, as the case may be. In the event of a reverse stock split, consolidation, combination or other similar event of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such reverse stock split, consolidation, combination or other similar event shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such reverse stock split, consolidation, combination or other similar event, as the case may be.

           (iii) MERGERS AND CONSOLIDATIONS: SALES OF ASSETS OR STOCK. For purposes of this Warrant, "Acquisition" means any merger or consolidation of the Company with or into another corporation, limited liability company, general or limited partnership, joint venture, association or other legal entity (other than (1) a merger or consolidation pursuant to which the Company is the surviving corporation and the shareholders of the Company immediately preceding such merger or consolidation continue to own at least fifty percent (50%) of the capital stock of the Company entitled to vote following the closing of such merger or consolidation and which does not result in any reclassification of the Warrant Shares issuable upon the exercise of the rights represented by this Warrant), or (2) the sale of all or substantially all of the assets or capital stock of the Company. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to paragraph 1. (b) and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company. Notwithstanding the foregoing, at the election of Holder, the Company shall purchase the unexercised portion of this Warrant for cash upon the closing of any Acquisition for an amount equal to (a) the fair market value of any consideration that would have been received by Holder in consideration of the Shares had Holder exercised the unexercised portion of this Warrant immediately before the record date for determining the shareholders entitled to participate in the proceeds of the Acquisition, less (b) the aggregate Warrant Price of the Shares, but in no event less than zero.

     (b) ADJUSTMENT NOTICES. Upon any adjustment of the Exercise Price, and any increase or decrease in the number of Warrant Shares subject to this Warrant, in accordance with this Section 2, the Company, within sixty (60) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Warrant Shares subject to this Warrant, setting forth in reasonable detail the method of calculation of each such adjustment.

3.   TRANSFER OF WARRANT.

     (a) REQUIREMENTS FOR TRANSFER. This Warrant and the rights represented hereby are not transferable, except in accordance with the conditions set forth in this Section 3. In order to effect any transfer of all or a portion of this Warrant or the Warrant Shares, the Holder hereof shall deliver to the Company a completed and duly executed Notice of Transfer, in the form attached as Exhibit "D" hereto.

     (b) ADDITIONAL CONDITIONS TO TRANSFER OF WARRANT. Unless there is a registration statement declared or ordered effective by the commission under the Securities Act which includes this Warrant, the Warrant may not be transferred unless and until:

           (i) the Company shall have received an Investment Representation Statement, in the form attached as Exhibit "E" hereto, certifying that, among other things, this Warrant is being acquired for investment and not with a view to any sale or distribution thereof, and

           (ii) the Company shall have received a written notice from the Holder which describes the manner and circumstances of the proposed transfer accompanied by a written opinion of Holder's legal counsel, in form and substance reasonably satisfactory to the Company, stating that such transfer is exempt from the registration and prospectus delivery requirements of the Securities Act and all applicable state securities laws.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Holder as follows:

     (a) This Warrant has been duly authorized and validly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

     (b) The Warrant Shares have been duly and validly authorized and reserved for issuance by the Company upon the exercise of the rights represented by this Warrant and, when issued upon the exercise of such rights in accordance with the terms and conditions hereof, the Warrant Shares will be (A) duly authorized and validly issued, fully paid and nonassessable shares of Common Stock, (B) free from all preemptive rights, rights of first refusal or first offer, taxes, liens, charges or other encumbrances with respect to the issuance thereof by the Company, and (C) free of any restrictions on the transfer thereof other than restrictions on transfer under applicable federal and state securities laws. At all times during the term hereof, the Company shall have authorized and reserved for issuance a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     (c) The due execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon the exercise of the rights represented by this Warrant in accordance with the terms hereof will not, conflict with the Articles of Incorporation or Bylaws of the Company, each as amended to the date of issuance hereof.

5. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. The Holder hereby represents and warrants to the Company as follows:

     (a) This Warrant is being acquired for such Holder's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Upon the exercise of the rights represented by this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Warrant Shares issuable upon the exercise of such rights are being acquired for investment and not with a view toward distribution or resale thereof.

     (b) The Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that such Warrant and the Warrant Shares, as the case may be, must be held by the Holder indefinitely, and therefore, that the Holder must bear the economic risk of such investment, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration requirements. The Holder further understands that the Warrant Shares have not been qualified under the California Securities Law of 1968 (the "California Law") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to
Section 25102(f) thereof, which exemption depends upon, among other things, the BONA FIDE nature of such Holder's investment intent expressed herein.

     (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Warrant Shares and of protecting its interests in connection therewith.

     (d) The Holder is able to bear the economic risk of the purchase of the Warrant Shares pursuant to the terms of this Warrant.

6. NO SHAREHOLDER RIGHTS. The Holder of this Warrant (and any transferee hereof) shall not be entitled to vote on matters submitted for the approval of consent of the shareholders of the Company or to receive dividends declared on or in respect of shares of Common Stock, or otherwise be deemed to be the holder of Common Stock or any other capital stock or other securities of the Company which may at any time be issuable upon the exercise of the rights represented hereby for any purpose, nor shall anything contained herein be construed to confer upon the Holder (or any transferee hereof) any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted for the approval or consent of the shareholders, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, merger or consolidation, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Warrant Shares issuable upon the exercise of the rights represented hereby shall have become deliverable as provided herein.

7. REGISTRATION RIGHTS. The Company agrees to file a registration statement relating to the Warrant shares within three hundred sixty-five (365) days of the issuance thereof, and thereafter to use its best efforts to (i) cause such registration statement to become effective under the Securities Act of 1933, as amended, and (ii) to maintain the effectiveness of such registration statement for one year thereafter, provided, however, that as a condition precedent of the foregoing obligations of the Company, the Holder shall provide all information and materials to the Company and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the Commission and to obtain any desired acceleration of the effective date of such registration statement.

8. EXPIRATON OF WARRANT. This Warrant shall expire, and the rights represented hereby may no longer be exercised on the close of business on the seventh anniversary of the date of issuance hereof.

9. LOCK-UP AGREEMENT. The Holder hereby agrees that, upon request of the Company or the managing underwriter of a public offering of any securities of the Company, such Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of all or any portion of the Warrant Shares without the prior written consent of the Company or the managing underwriter, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the date upon which the registration statement relating to such public offering is declared or ordered effective by the Securities and Exchange Commission) as may be requested by the Company or the underwriters, as the case may be.

10.  MISCELLANEOUS.

     (a) GOVERNING LAW. This Warrant is being delivered in the State of California, and shall be construed and enforced in accordance with and governed by the laws of such State. The parties expressly stipulate that any litigation under this Warrant shall be brought in the State courts of the County of Santa Clara, California, and in the United States District Court for the Northern District of California. The parties agree to submit to the jurisdiction and venue of such courts.

     (b) NOTICE PROCEDURES. Any written notice by the Company required hereunder shall be made by hand delivery or first class mail, postage prepaid, address to the Holder at the address set forth on the books of the Company.

     (c) SUCCESSORS AND ASSIGNS. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Holder or Holders of this Warrant and the Warrant Shares issued or issuable upon the exercise of the rights represented by this Warrant.

     (d) ENTIRE AGREEMENT. This Warrant constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes in their entirety any prior or contemporaneous agreements by and between the Company and the Holder with respect to such matters.

     (e) FURTHER ASSURANCES: NO IMPAIRMENT. The Company shall not, by amendment of its Articles of Incorporation or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. The Company shall at no time close its transfer books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of the rights represented by this Warrant in any manner, which interferes with a timely exercise of such rights. The Company shall not, by any action, seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith seek to carry out all such terms and take all such actions as may be necessary or appropriate in order to protect the rights of the Holder under this Warrant against impairment.

     (f) LOST WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such

Warrant, the Company at the Holder's expense shall execute and deliver to the Holder, in lieu thereof, a new Warrant of like date and tenor.

     (g) AMENDMENTS. This Warrant and any provision hereof may be amended, waived or terminated (either generally or in a particular instance, retroactively or prospectively and for a specified period of time or indefinitely) only by a written instrument signed by the Company and the Holder, or, in the event of any partial transfer of the rights represented by this Warrant, the Holders of rights to purchase more than fifty percent (50%) of the Warrant Shares issuable upon exercise of the rights represented by this Warrant, and with the same consent the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant or the Warrants, as the case may be, provided, however, that no such amendment, waiver, termination or supplemental agreement shall reduce the aforesaid percentage which is required for consent to any amendment, waiver, termination or supplemental agreement without the consent of all of the Holders of the rights represented by this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Issued this 1st day of September, 2000.

                                           CONDUCTUS, INC.
                                           A DELAWARE CORPORATION



                                           By: /s/ Ron Wilderink
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:


Acknowledged and Accepted:                       -------------------------------


PENTECH FINANCIAL SERVICES, INC.
A CALIFORNIA CORPORATION


By:  /s/ Benjamin E. Millerbis
   -----------------------------
Name:    Benjamin E. Millerbis
     ---------------------------
Title:   President
      --------------------------
Date:
     ---------------------------

                                    EXHIBIT A
                                    ---------

                             NOTICE OF CASH EXERCISE

To:   CONDUCTUS, INC.
      969 W. MAUDE AVENUE
      SUNNYVALE, CA  94086


      1. The undersigned hereby elects to purchase ___________ shares of Common Stock of CONDUCTUS, INC., a Delaware corporation (the "Company"), pursuant to the terms of Warrant No._______, issued on __________________, 2000, to and in the name of Pentech Financial Services, Inc., a copy of which is attached hereto (the "Warrant"), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

      2. Please issue a certificate or certificates representing said shares of Common Stock in such name or names as specified below:

Pentech Financial Services, Inc.
a California corporation
310 West Hamilton Avenue, Suite 202
Campbell, CA  95008

      3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned has executed an Investment Representation Statement, in the form attached as Exhibit C to the Warrant, concurrently herewith.

                                Pentech Financial Services, Inc.
                                a California corporation

                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------

                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------
                                Date
                                    ---------------------------------------

                                    EXHIBIT B
                                    ---------

                          NOTICE OF NET-ISSUE EXERCISE


TO:   CONDUCTUS, INC.
      969 W. MAUDE AVENUE
      SUNNYVALE, CA  94086


      1. The undersigned hereby elects to purchase ___________ shares of Common Stock of CONDUCTUS, INC., a Delaware corporation (the "Company"), on a net-issue basis pursuant to the terms of Warrant No. ____________, issued on __________________, 2000, to and in the name of Pentech Financial Services, Inc., a copy of which is attached hereto (the "Warrant").

      2.   Net-Issue Information:

      (a)  Number of Shares of Common Stock to be Delivered:_________________

      (b) Number of Shares of Common Stock Surrendered:______________________

      (c) Number of Shares Remaining Subject to Warrant:_____________________

      3. Please issue a certificate or certificates representing said shares of Common Stock in such name or names as specified below:

Pentech Financial Services, Inc.
310 West Hamilton Avenue, Suite 202
Campbell, CA  95008

      4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned has executed an Investment Representation Statement, in the form attached as Exhibit C to the Warrant, concurrently herewith.

                                Pentech Financial Services, Inc.,
                                a California corporation

                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------

                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------
                                Date:
                                     --------------------------------------

                                    EXHIBIT C
                                    ---------

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER:     Pentech Financial Services, Inc.

SELLER:        CONDUCTUS, INC.

COMPANY:       CONDUCTUS, INC.

SECURITY:      Common Stock Issued Upon The Exercise Of Warrant No
               _______________ Issued On ___________________, 2000.

AMOUNT:        _______________ SHARES

DATE:          _______________

      The undersigned hereby represent and warrants to CONDUCTUS, INC., a Delaware corporation (the "Company"), as follows:

      1. I am aware of the business affairs, financial condition and results of operations of the Company and have acquired sufficient information about the Company to reach an informed and knowledgeable investment decision to acquire the Securities. I am purchasing the Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

      2. I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the BONA FIDE nature of my investment intent as expressed herein. I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold the Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

      3. I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend, which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

      4. I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

      5. I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                            Pentech Financial Services, Inc.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Date:
                                                 -------------------------------

                                    EXHIBIT D
                                    ---------

                               NOTICE OF TRANSFER


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the right represented by Warrant No. ______________, issued on ___________________, 2000, to and in the name of
Pentech Financial Services, Inc., to purchase __________ shares of Common Stock of CONDUCTUS, INC., a Delaware corporation (the "Company"), a copy of which is attached hereto (the "Warrant"), and appoints ______________________________ as attorney-in-fact to transfer such right on the books of the Company with full power of substitution in the premises.


Dated:                             Pentech Financial Services, Inc.,
      -----------                  a California corporation

                                   By
                                     --------------------------------
                                   Name
                                       ------------------------------
                                   Title
                                        -----------------------------

                                   By
                                     --------------------------------
                                   Name
                                       ------------------------------
                                   Title
                                        -----------------------------

                                   (Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

                                   310 West Hamilton Avenue, Suite 202
                                   Campbell, CA  95008

Signed in the presence of:


--------------------------------

                                    EXHIBIT E
                                    ---------

                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER:     PENTECH FINANCIAL SERVICES, INC., A CALIFORNIA CORPORATION

TRANSFEROR:    ________________

COMPANY:       CONDUCTUS, INC.

SECURITY:      WARRANT NO ________, ISSUED ON ______________________,2000

AMOUNT:        ____________ SHARES

DATE:          _________________________


      The undersigned hereby represent and warrants to CONDUCTUS, INC., a Delaware corporation (the "Company"), as follows:

      1. I am aware of the business affairs, financial condition and results of operations of the Company and have acquired sufficient information about the Company to reach an informed and knowledgeable investment decision to acquire the Securities. I am purchasing the Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

      2. I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold the Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

      3. I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend, which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

      4. I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

      5. I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


Date:                                       Pentech Financial Services, Inc.,
     ---------------                        a California corporation

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------